IMPAIRMENT OF LONG-LIVED ASSETS	12 Months Ended
Dec. 31, 2011
IMPAIRMENT OF LONG-LIVED ASSETS

15. IMPAIRMENT OF LONG-LIVED ASSETS

The expiration of the WoW license on June 7, 2009 and operating loss of certain other games were trigger events for long-lived assets impairment analyses. The Group determined its long-lived asset groups, which the Group considers to be “held and used” in its operations, based upon certain factors including assessing the lowest level for which identifiable cash flows are largely independent of the cash flows of other groups of assets and liabilities. The asset groups consist of the Group’s operating assets for respective games and entity-wide assets such as the Group’s office building and land use right.

The impairment assessment related to WoW asset group was detailed in Note 29. For asset groups related to games other than WoW, estimates of future cash flows developed during the revision of the original budgets by taking into consideration of lower than expected projected operating performance as well as market acceptance of games that have not been commercially launched and expected future game operations, indicated certain asset groups of the Company may not recover their carrying value. As a result of the Company’s impairment tests, impairments were identified on the asset groups of certain games, licensing fees paid for certain games that the Group has not commercially launched and certain idle computer equipment. The impairment provision was recognized equal to the excess of the carrying value over the fair value of the associated assets. The Group determined the fair value of the assets group using the income approach. The income approach included the use of a discounted cash flow model, which required assumptions of projected revenue expenses, capital expenditures and other costs, as well as a discount rate calculated based on the risk profile of the online game industry. The impairment charges were recognized as follows:

(i)	Due to weaker than expected operating performance of certain games, the Group recognized impairment provisions on computer equipment and acquired game licenses of RMB7.6 million and RMB26.7 million, respectively, in 2009. Impairment provisions on computer equipment and acquired game licenses of RMB4.9 million and RMB21.5 million, respectively, were recognized in 2010. No such impairment provision was made in 2011. A significant factor for the internally developed income approach is forecasting performance and revenue from the games. The Group continued to monitor the actual revenue performance versus forecast revenue. Due to the lower than expected market acceptance of the games and the following the content updates, certain games experienced significantly lower than expected user levels and revenue.

(ii)	The Group has been monitoring its licensed games that have not commercially launched, including but not limited to their market acceptance and operational performance in other regions where they are commercially launched and operated by other operators. The Group incorporates these factors into its continuous evaluation of the forecasted results of the respective games and taking into account the Group’s expected commercial launch and cash flows in the evaluation of potential impairment of the carrying value of upfront licensing fees. Based on the Group’s impairment tests, impairment provisions on acquired game licenses of RMB0.8 million and RMB11.5 million and nil were recognized in 2009, 2010 and 2011, respectively.

(iii)	During the year ended December 31, 2009, impairment provisions on idle computer equipment of RMB13.6 million was recognized in view of the low possibility to reuse the idle computer equipment in the foreseeable future.